EXHIBIT 32.1

Certification Pursuant to

18 U.S.C. Section 1350,

as adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the quarterly report of Receivable Acquisition & Management Corporation (the “COMPANY”) on Form 10-Q for the period ended December 31, 2011 as filed with the SEC on the date hereof (the “REPORT”), I hereby certify, in my capacity as an officer of the Company, for purposes of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 /s/   Max Khan

By:  Max Khan

Chief Executive Officer,

Chief Financial Officer

DATE:  February 14, 2012